UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐ Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

POWERLAW CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Powerlaw Corp.

631 Folsom Street, Ste A & B

San Francisco, California 94107-3850

July 14, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Meeting”) of Powerlaw Corp. (the “Company,” “we” or “us”) to be held on August 13, 2026 at 9:30 A.M. Mountain Time. The Meeting will be a completely virtual meeting conducted via live webcast at https://www.cstproxy.com/pwrl/2026.

At the Annual Meeting, you will be asked to elect one Class I Director. The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be conducted. I, together with other members of the Company’s management, will be available to respond to stockholders’ questions at the Annual Meeting.

Your vote is important, regardless of the number of shares you own. Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes. The Board unanimously recommends that you vote “FOR” the election of the director nominee.

Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the postage-prepaid envelope provided, or submit your proxy over the Internet or by telephone as described on the proxy card.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company are very important to us.

Sincerely,

Michael Dinsdale

Chief Executive Officer

 2

Powerlaw Corp.

631 Folsom Street, Ste A & B

San Francisco, California 94107-3850

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 13, 2026

To the Stockholders of Powerlaw Corp.

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Powerlaw Corp., a Maryland corporation (the “Company”), will be held on August 13, 2026 at 9:30 A.M. Mountain Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/pwrl/2026. The Annual Meeting is being held for the following purpose:

1.	To elect Lars Leckie as a Class I Director of the Company to serve until the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Stockholders will also be asked to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the election of the Class I Director.

The Board of Directors (the “Board”) has fixed the close of business on June 26, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement and the proxy card are available at https://www.cstproxy.com/pwrl/2026.

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

By Order of the Board of Directors,

Angela Stanley

Secretary

July 14, 2026

 3

Powerlaw Corp.

631 Folsom Street, Ste A & B

San Francisco, California 94107-3850

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 13, 2026

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Powerlaw Corp., which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Company,” will be held on August 13, 2026 at 9:30 A.M. Mountain Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/pwrl/2026.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, stockholders will be asked to elect Lars Leckie as a Class I Director of the Company to serve until the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Stockholders may also be asked to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although the Board knows of no such other business at this time.

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on June 26, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Stockholders are entitled to one vote for each share of the Company’s common stock, par value $0.001 per share, held as of the Record Date.

How do I vote my shares?

By voting virtually at the Annual Meeting. The Company will host the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://www.cstproxy.com/pwrl/2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/pwrl/2026;

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/pwrl/2026;

•	The webcast starts at 9:30 A.M. Mountain Time;

•	To attend and participate in the Annual Meeting, you will need the 12-digit control number located on your proxy card:

•	If your shares are registered directly in your name with Continental Stock Transfer & Trust Company (“Continental”), our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record as of the Record Date, you have the right to grant your voting proxy directly or to vote virtually at the Annual Meeting using the 12 digit control number provided to you;

•	If your shares are held in a stock brokerage account or through a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name” (that is, shares held in the name of your bank, broker or other nominee) and your bank, broker, or other nominee is considered the stockholder of record with respect to those shares. As the beneficial owner of shares held in street name (or the “street name stockholder”), you have the right to direct your bank, broker, or other nominee how to vote and are also invited to attend the virtual Annual Meeting. However, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from the stockholder of record giving you the right to vote the shares. Please refer to the voting instruction form provided to you by the stockholder of record to determine how to do this. You will then need to receive a valid control number, which you can do by sending your legal proxy to Continental. Please allow up to 72 hours prior to the meeting to process your control number request. Send a copy of the legal proxy to proxy@continentalstock.com, or call 917-262-2373. You may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

•	Stockholders may submit questions while attending the Annual Meeting via the Internet.

The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

By submitting a proxy in advance. Whether or not you plan to attend the Annual Meeting, the Board urges you to submit your proxy in advance. On your proxy card, indicate your voting instructions, sign and date the card.

You may submit your proxy over the Internet as described on the proxy card. You may also submit by mailing the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and allow sufficient time for the proxy card to be received on or before 11:59 P.M. Eastern Time August 12, 2026.

Does the Board recommend voting for the Proposal, the election of Lars Leckie?

Yes. The Board unanimously recommends that you vote “FOR” the Proposal, the election of Lars Leckie.

Why does the Board recommend voting FOR the Proposal, the election of Lars Leckie?

Mr. Leckie is currently a member of the Board and has served in that capacity since 2025. Mr. Leckie has a wealth of experience in technology investment as a former technology founder and twenty year career in venture capital. As a Co-founder of Aspenwood Ventures and a long-standing Managing Director at Hummer Winblad Venture Partners, Mr. Leckie has a track record of identifying and nurturing founders of disruptive software companies. The Board believes Mr. Leckie’s depth of experience in venture capital investing and his experience as an executive make him qualified to serve on the Board.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on August 13, 2026 at 9:30 A.M. Mountain Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. The Company is a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its common stock is listed on  The Nasdaq Global Market (“Nasdaq”) under the symbol “PWRL.” Powerlaw Fund Adviser, LLC (the “Adviser”) serves as the Company’s investment adviser, and Paralel Technologies LLC (the “Administrator”) serves as the Company’s administrator. Only holders of record of our common stock at the close of business on June 26, 2026, the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 43,242,931 shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote.

This Proxy Statement, the accompanying Notice of Annual Meeting, and the form of proxy are first being mailed to stockholders of record on or about July 14, 2026.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly submitted and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted “FOR” the election of the Class I Director nominee to serve until the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

Quorum Required and Broker-Non Votes

In accordance with the Company’s Bylaws, the presence at the Annual Meeting, virtually or by proxy, of the holders of one-third of the votes entitled to be cast (without regard to class) will constitute a quorum. If you have properly submitted a proxy, you will be considered part of the quorum. We will count “abstain” votes or votes to “withhold” as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. Shares for which brokers have not received voting instructions from the beneficial owners of the shares and do not have, or choose not to exercise, discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. Broker non-votes are not considered votes cast and thus have no effect on the proposal.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal— To elect Lars Leckie to the Board as a Class I Director to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified.	Plurality of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	“Withhold” votes and broker non-votes will have no effect on the result of the vote.

You may vote “FOR” or “WITHHOLD” with respect to the director nominee. The inspector of elections appointed for the Annual Meeting will separately tabulate “FOR” votes and “WITHHOLD” votes.

Voting

You may vote by proxy or virtually at the Annual Meeting in accordance with the instructions provided below.

Voting by Proxy

Indicate your instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time on August 12, 2026. You may also submit your proxy over the Internet or by telephone as described on the proxy card.

Voting at the Annual Meeting

The Company will host the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://www.cstproxy.com/pwrl/2026. The webcast will begin at 9:30 A.M. Mountain Time. To attend and participate in the Annual Meeting, you will need the 12-digit control number located on your proxy card.

If your shares are registered directly in your name with Continental, our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record as of the Record Date, you have the right to grant your voting proxy directly or to vote virtually at the Annual Meeting using the 12 digit control number provided to you;

If your shares are held in a stock brokerage account or through a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name” (that is, shares held in the name of your bank, broker or other nominee) and your bank, broker, or other nominee is considered the stockholder of record with respect to those shares. As the beneficial owner of shares held in street name (or the “street name stockholder”), you have the right to direct your bank, broker, or other nominee how to vote and are also invited to attend the virtual Annual Meeting. However, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from the stockholder of record giving you the right to vote the shares. Please refer to the voting instruction form provided to you by the stockholder of record to determine how to do this. You will then need to receive a valid control number, which you can do by sending your legal proxy to Continental. Please allow up to 72 hours prior to the meeting to process your control number request. Send a copy of the legal proxy to proxy@continentalstock.com, or call 917-262-2373. You may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

Stockholders may submit questions while attending the Annual Meeting via the Internet.

The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

You may dial in to the Annual Meeting via telephone using the numbers below, however, you will not be able to vote or ask questions if you dial in.

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 1320309#

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. As described above, the presence, virtually or by proxy, of the holders of one-third of the votes entitled to be cast (without regard to class) will constitute a quorum. If a quorum is not present, or if a quorum is present but sufficient votes to elect the nominee are not received, the chairman of the Annual Meeting or the persons named as proxies may propose and approve one or more adjournments to permit further solicitation of proxies. The persons named as proxies will vote those proxies in favor of any such adjournment unless the proxies are marked to vote against the election of the nominee. In accordance with the Company’s Bylaws, the Annual Meeting may not be adjourned to a date more than 120 days after the Record Date.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Angela Stanley, Peter Smith and Tracy Hogan (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing, posting, printing, and mailing the proxy materials. The Company has engaged Computershare Fund Services (“Computershare”) to act as the Company’s proxy solicitor for the Annual Meeting. The cost of Computershare’s services is estimated to be approximately $2,500, plus reasonable out-of-pocket expenses. Please note that Computershare may solicit shareholder proxies by telephone on behalf of the Company. In addition, proxies may be solicited by Directors and officers of the Company and by officers and employees of the Adviser and the Administrator, without additional compensation. The Company will reimburse brokers, banks, and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners.

Revocability of Proxies

You may revoke any proxy that is not irrevocable at any time before it is exercised by delivering a written notice of revocation or a subsequently dated proxy to the Secretary of the Company, or by virtually attending the Annual Meeting as a stockholder of record and voting. Attendance at the Annual Meeting alone, without voting, will not revoke a previously submitted proxy.

Rights of Appraisal

Stockholders have no appraisal or dissenters’ rights in connection with the proposal described herein.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Angela Stanley, at our principal executive offices located at 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850. You can call us by dialing (707) 653-6892. If you have questions about how to vote your Shares, or need additional copies of the proxy materials, you may also contact the Company’s proxy solicitor, Computershare, toll-free at (877) 816-9874.

Record Date

The Board has fixed the close of business on June 26, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 43,242,931 Shares outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership of the Company’s common stock by each person known to the Company to beneficially own 5% or more of the outstanding Shares, each current director and the nominee, each executive officer, and the directors and executive officers as a group. To the Company’s knowledge, except as indicated in the footnotes, each person listed has sole voting and investment power with respect to the Shares beneficially owned.

Name and Address[1]	Number of Shares Owned	Percentage of Shares Outstanding[2]
5% Holders
Corient Private Access, LP 600 Superior Ave. East, Suite 1510 Cleveland, OH 44114 USA	6,413,896	14.83%
Interested Directors
Michael Dinsdale[3]	1,259,253	2.91%
Benjamin Black[4]	1,197,997	2.77%
Independent Directors
Lars Leckie[5]	29,313	*
Vivian Chow[6]	52,376	*
Nicholas Earl[7]	129,313	*
Executive Officers who are not Directors
Peter Smith[8]	790,607	1.83%
Angela Stanley[9]	217,563	*
Tracy Hogan	—	—
Nicholas McMordie	—	—
Directors and Executive Officers as a Group (9 persons)	3,676,422	8.50%

*	Less than 1%
[1]	The address for each director and officer is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850.
[2]	Percentage based on 43,242,931 Shares issued and outstanding as of June 26, 2026.
[3]	Michael Dinsdale is the beneficial owner of 686,504 shares through Michael John Dinsdale 2015 Trust, and 572,749 shares through Orions Belt 1 LLC.
[4]	Benjamin Black is the beneficial owner of 445,978 shares directly, 637,469 shares through Lucifer Properties I LLC, 57,275 shares owned by his spouse, and 57,275 shares owned by his daughter.
[5]	Lars Leckie is the beneficial owner of 29,313 shares through the Leckie Family Trust.
[6]	Vivian Chow is the beneficial owner of 26,188 shares directly, and 26,188 shares through Vivify Finance Consulting LLC.
[7]	Nicholas Earl is the beneficial owner of 129,313 shares through Nicholas P Earl Revocable Trust.
[8]	Peter Smith is the beneficial owner of 355,745 shares through Gin Mill Nevada Trust, 381,413 shares through Denee Holdings LLC, and 53,449 shares owned by his son.
[9]	Angela Stanley is the beneficial owner of 118,278 shares directly, and 99,285 shares through LOTTIEQ, LLC.

PROPOSAL: ELECTION OF DIRECTOR NOMINEE

At the Annual Meeting, stockholders are being asked to consider the election of one director of the Company. Under the Company’s charter, the number of directors on the Board may not be fewer than the minimum required by the Maryland General Corporation Law. The directors are divided into three classes, and each class holds office for a three-year term. The Board currently consists of five directors who serve in the following classes: Class I (term ending at the Annual Meeting) — Lars Leckie; Class II (terms ending at the 2027 Annual Meeting) — Michael Dinsdale and Nicholas Earl; and Class III (terms ending at the 2028 Annual Meeting) — Vivian Chow and Benjamin Black. See “Corporate Governance — The Board” for more information regarding the composition of the Board.

Lars Leckie has been nominated for re-election by the Board to serve a three-year term until the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote each proxy FOR the election of the nominee. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

Required Vote

The director nominee shall be elected by a plurality of the votes cast at the Annual Meeting, virtually or by proxy, provided that a quorum is present. Because the number of nominees does not exceed the number of directorships to be filled, the nominee who receives the highest number of votes cast “FOR” his election will be elected. Withheld votes and broker non-votes, if any, will not be included in determining the number of votes cast and will have no effect on the result of the vote.

Information about the Nominee and Directors

Set forth below is information, as of June 26, 2026, regarding Mr. Leckie, who is being nominated for re-election as a director, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Mr. Leckie is not being proposed for re-election pursuant to any agreement or understanding between him, on the one hand, and the Company or any other person, on the other hand.

The information below includes specific information about each director’s experience, qualifications, attributes, or skills that led the Board to conclude that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f) of Regulation S-K in the past 10 years against any of the Company’s directors, the director nominee, or officers, and none are currently pending.

Nominee for Class I Director – Term Expiring at the Annual Meeting

The Board has determined that Mr. Leckie is not an “interested person” (as defined in the 1940 Act) of the Company.

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Lars Leckie (b. 1973)	Director (Nominee)	Managing Director, Aspenwood Ventures (since 2021); Managing Director, Hummer Winblad Venture Partners, LP (since 2005)	Class I Director since 2025; term expires at the Annual Meeting	1	Board Member, DefectDojo, Inc. (since 2024); Board Member, Ethyca, Inc. (since 2024); Board Member, Amberdata, Inc. (since 2017); Board Member, Aria Systems, Inc. (since 2007); Board Member, TidalScale, Inc. (2013-2023); Board Member, NeuVector, Inc. (2017-2021); Board Member, InsideSales.com, Inc. (2011-2021)

____

(1)	The address for each director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850.

Lars Leckie has a wealth of experience in technology investment as a former technology founder and twenty year career in venture capital. As a Co-founder of Aspenwood Ventures and a long-standing Managing Director at Hummer Winblad Venture Partners, Mr. Leckie has a track record of identifying and nurturing founders of disruptive software companies. Before his venture capital career, Mr. Leckie co-founded AutoFarm, a company focused on GPS and robotics. As a Managing Director at Aspenwood Ventures, Mr. Leckie continues to focus on early-stage B2B software companies. His firm’s prior successes include exited category winning companies like Mulesoft and Five9, as well as emerging companies like Arkose Labs, Amberdata and Aria Systems. Mr. Leckie holds a MS (Engineering) from Stanford University and an MBA from the Stanford Graduate School of Business. Mr. Leckie’s depth of experience in venture capital investing, and his experience as an executive make him qualified to serve on the Board.

Incumbent Class II Directors – Terms Expiring at the 2027 annual meeting

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Directors
Michael Dinsdale (b. 1972)(2)	Director; Chief Executive Officer	CEO and Co-Founder, Powerlaw Capital Group (since 2026); Managing Director, Akkadian (since 2021); Chief Financial Officer, Gusto, Inc. (2017–2020); Chief Financial Officer, DocuSign, Inc. (2010–2016)	Class II Director since 2025; term expires 2027	1	Board Member, Plum Acquisition Corp. I (2021-2024)
Independent Directors
Nicholas Earl (b. 1966)	Director	Advisor, AviaGames, Inc. (since 2022); President & Chief Executive Officer, Glu Mobile LLC (2016–2021)	Class II Director since 2025; term expires 2027	1	Board Member, SciPlay Corp. (2022-2023), Board Member, Glu Mobile LLC (2016-2021)

____

(1)	The address for each director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850.

(2)	Mr. Dinsdale is an interested director because of his position with (i) Akkadian Ventures, Inc., an affiliate of the Adviser (“Akkadian”), (ii) Powerlaw Capital Group, LLC (“Powerlaw Capital Group”), an affiliate of the Adviser and (iii) the Adviser.

Michael Dinsdale is Chief Executive Officer and Co-Founder of Powerlaw Capital Group and a Managing Director at Akkadian. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” CFO, with strategic expertise in building high-growth international companies that consistently exceed growth targets. Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of DocuSign, DoorDash and Gusto, three market-leading software companies that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for WildAid (non-profit). Mr. Dinsdale holds a BS in engineering from the University of Western Ontario, an MBA from McMaster University, and the CFA designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials. Mr. Dinsdale’s finance expertise and his experience as a CFO of multiple companies makes him qualified to serve on the Board.

Nicholas Earl is a 29-year game industry veteran. He served as Glu Mobile’s President and CEO and held a seat on the company’s Board of Directors. In 2021, Electronic Arts purchased Glu Mobile for $2.4 billion, the 7th largest acquisition in video gaming history at that time. Prior to Glu, Mr. Earl was President of Worldwide Studios at Kabam, presiding over such games as Marvel: Contest of Champions. Mr. Earl served as SVP of EA Mobile at Electronic Arts, overseeing hits such as The Simpsons: Tapped Out, The Sims FreePlay and Real Racing 3. While there, he also led the company’s transition from the premium to freemium model. Prior to EA Mobile, Mr. Earl was SVP of EA Games launching such console and PC franchises as Knockout Kings, James Bond, Tiger Woods PGA Tour, The Godfather, The Sims, The Simpsons, Lord of the Rings and Dead Space. Mr. Earl holds a BA in Economics from the University of California, Berkeley. He served as a Board Member and head of the Compensation Committee of SciPlay (SCPL), a leading developer and publisher of digital games, until its sale to Light & Wonder in 2023. Mr. Earl’s service on multiple boards, and his extensive executive experience, including as a CEO make him qualified to serve on the Board.

Incumbent Class III Directors – Term Expiring at the 2028 annual meeting

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Directors
Benjamin Black (b. 1969)(2)	Director; Chief Investment Officer	CIO and Co-Founder, Powerlaw Capital Group (since 2026); Co-Founder & Managing Director, Akkadian (since 2011)	Class III Director since 2025; term expires 2028	1	None
Independent Directors
Vivian Chow (b. 1966)	Director; Chair of the Board	Senior Vice President, Chief Accounting Officer, DocuSign, Inc. (2013–2021); Senior Vice President, Strategic Execution, DocuSign, Inc. (2021–2022)	Class III Director since 2025; term expires 2028	1	Board Member, Plum Acquisition Corp. I (2023-2024); Board Member, LiveRamp Holdings, Inc. (since 2020)

____

(1)	The address for each director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850.

(2)	Mr. Black is an interested director because of his position with (i) Akkadian, an affiliate of the Adviser, (ii) Powerlaw Capital Group, an affiliate of the Adviser and (iii) the Adviser.

Benjamin Black is Chief Investment Officer and Co-Founder of Powerlaw Capital Group, and Co-Founder and Managing Director of Akkadian. With more than 20 years of experience in private equity and venture investing, he has built a career focused on investing in high-growth technology companies. Mr. Black is also Co-Founder of the RAISE Global Summit, which has become a premier launchpad for emerging venture capital managers. Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive. Mr. Black holds a BA and JD from Cornell University. Mr. Black’s extensive experience in venture capital and private equity, including as a managing director and founder of various firms, makes him qualified to serve on the Board.

Vivian Chow spent eight years as SVP Chief Accounting Officer at DocuSign (NASDAQ: DOCU), a cloud-based platform for electronic signatures. While there, she was responsible for accounting, sales compensation, internal audit, tax and treasury. Prior to joining DocuSign in 2013, Ms. Chow served five years as VP of Finance Worldwide Controller at Electronic Arts Inc. (NASDAQ: EA), a leading publisher of video games. Prior to Electronic Arts, she held VP and Corporate Controller positions at companies in the retail, medical device and financial services industries. Ms. Chow started her career in public accounting at Arthur Andersen & Co., a public accounting partnership. She is an inactive Certified Public Accountant in the State of California. Ms. Chow holds a BS in Accounting from Lehigh University. She is a Board Member of LiveRamp (NYSE: RAMP), a data collaboration platform for consumer data. Ms. Chow’s extensive accounting and finance background and her executive experience, including serving as a chief accounting officer and controller, make her qualified to serve on the Board.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in Powerlaw Corp.[1,2]
Interested Directors
Michael Dinsdale	Over $100,000
Benjamin Black	Over $100,000
Independent Directors
Lars Leckie	Over $100,000
Nicholas Earl	Over $100,000
Vivian Chow	Over $100,000

1 Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

2 Valued as of the Record Date.

The table below presents information on directors who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Adviser as of July 1, 2026:

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percent of Class
Nicholas Earl	Self (through Nicholas P Earl Revocable Trust)	Bottega Holdings	N/A	$ 399,895	1.07%
		RAISE.ai Ventures	N/A	$ 201,564	0.91%
		Ventures Annex VI	N/A	$ 555,638	1.04%
		Ventures IV	N/A	$ 1,350,372	0.78%
		Ventures VI	N/A	$ 3,209,974	1.09%

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address and Year of Birth(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Years
Peter Smith (b. 1971)	President (Principal Executive Officer)	Co-Founder & Managing Director, Akkadian (since 2011)
Angela Stanley (b. 1978)	Chief Operating Officer and Secretary	COO & Partner, Akkadian (since 2024); Head of Investor Relations, Delta-V Capital, LLC (2023–2024); Co-Founder & Managing Partner, Harpeth Capital, LLC (2012–2022)
Tracy Hogan (b. 1970)	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	CFO & Partner, Institutional Venture Partners (IVP) (2015–2024)
Nicholas McMordie (b. 1984)	Chief Compliance Officer	Director, Compliance, ArrowMark Partners (since 2018)

____

(1)	The address for each director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850.

CORPORATE GOVERNANCE

The Board

Board Composition

The Board currently consists of five directors and is divided into three classes as follows: Lars Leckie serves as a Class I director (term ending at the Annual Meeting); Michael Dinsdale and Nicholas Earl serve as Class II directors (terms ending at the 2027 Annual Meeting); and Vivian Chow and Benjamin Black serve as Class III directors (terms ending at the 2028 Annual Meeting).

The Board believes that a classified board serves the best interests of the Company and its stockholders by promoting the continuity and stability of the Company and its business, and that staggered three-year terms allow directors to develop a thorough understanding of the Company’s business while moderating the pace of change on the Board.

Independent Directors

Pursuant to the Company’s charter and Nasdaq Listing Rule 5605(b)(1), the Company is required to have a majority of the Board consist of directors who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates (“Independent Directors”). On an annual basis, each director completes a questionnaire designed to assist the Board in determining independence under Nasdaq corporate governance rules, the Exchange Act, and the 1940 Act. The Board limits membership on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors. Based on these standards, the Board has determined that Ms. Chow and Messrs. Earl and Leckie qualify as Independent Directors. Each director who serves on the Audit Committee is independent for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Messrs. Dinsdale and Black are considered “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act, because of their positions with the Adviser and with Akkadian, an affiliate of the Adviser. In other words, they are not considered to be Independent Directors.

Meetings and Attendance

The Company’s fiscal year ends on September 30. During the fiscal period from September 5, 2025 (the date of the Company’s conversion from a Delaware limited liability company to a Maryland corporation) to September 30, 2025, the Board met one time and acted on other occasions by unanimous written consent. Each director who served during the fiscal year attended all of the meetings of the Board and of the committees on which the director served that were held during the period for which the director served.

Board Attendance at the Annual Meeting

The Company’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time. The 2026 Annual Meeting is the Company’s first annual meeting of stockholders.

Board Leadership Structure and Oversight Responsibilities

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is composed of five members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating Committee and a Compensation Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Vivian Chow to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chair serves as a key point person for dealings between management and the directors. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Ms. Chow’s finance and accounting background, and experience as an executive and as a member of corporate boards qualifies her to serve as Chair of the Board. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850. Attention: Chair of the Audit Committee.

Committees of the Board

The Board has an Audit Committee, a Nominating Committee, and a Compensation Committee, and may form additional committees in the future. Each committee operates under a written charter, and the membership of each consists entirely of Independent Directors. As of the date of this Proxy Statement, the members of each committee are as follows (committee chairs are shown in bold):

Audit Committee	Nominating Committee	Compensation Committee
Vivian Chow	Lars Leckie	Nicholas Earl
Nicholas Earl	Vivian Chow	Vivian Chow
Lars Leckie	Nicholas Earl	Lars Leckie

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter, the Audit Committee assists the Board’s oversight of the integrity of the Company’s financial statements, the qualifications and independence of the independent registered public accounting firm, and the Company’s compliance with legal and regulatory requirements; is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm; pre-approves audit and non-audit services; and prepares the Audit Committee report. The Board has determined that Ms. Chow and Messrs. Earl and Leckie meet the independence and experience requirements of Rule 10A-3 of the Exchange Act, and that Ms. Chow qualifies as an “audit committee financial expert” as defined in Item 3 of Form N-CSR. The Audit Committee did not meet during the fiscal period of September 5, 2025 (the date of the Company’s conversion from a Delaware limited liability company to a Maryland corporation) to September 30, 2025. The current charter of the Audit Committee is available on the Company’s website at https://www.powerlawfunds.com/pwrl.

Nominating Committee

The members of the Nominating Committee are Lars Leckie (Chair), Vivian Chow, and Nicholas Earl. The Nominating Committee makes the final selection and nomination of candidates to serve as Independent Directors, oversees corporate governance matters and the annual Board self-assessment, and will consider candidates recommended by stockholders who comply with the advance-notice procedures in the Company’s Bylaws. A stockholder recommendation must include the candidate’s name, age, and address, principal occupation during the past five years, current public-company and registered-investment-company directorships, the number of Shares beneficially owned, and the candidate’s written consent to be named and to serve if elected. The Nominating Committee generally considers the following criteria, among others, when assessing nominees: reputation, business acumen, industry experience, interest and ability and potential conflicts. The Nominating Committee did not meet during the fiscal period of September 5, 2025 (the date of the Company’s conversion from a Delaware limited liability company to a Maryland corporation) to September 30, 2025. The current charter is available on the Company’s website at https://www.powerlawfunds.com/pwrl.

Compensation Committee

The members of the Compensation Committee are Nicholas Earl (Chair), Vivian Chow, and Lars Leckie. The Committee reviews and recommends to the Board the compensation, if any, payable to the Independent Directors and oversees the Company’s compensation policies. The Compensation Committee did not meet during the fiscal period of September 5, 2025 (the date of the Company’s conversion from a Delaware limited liability company to a Maryland corporation) to September 30, 2025. The current charter is available on the Company’s website at https://www.powerlawfunds.com/pwrl.

Investment Adviser

The Company entered into an advisory agreement (the “Investment Advisory Agreement”) with the Adviser, pursuant to which the Company will pay the Adviser a management fee, payable quarterly, in an amount equal to 2.50% of the Company’s average gross assets at the end of the two most recently completed calendar quarters, commencing on the date that the Company’s initial registration statement on Form N-2 was declared effective. For purposes of the Investment Advisory Agreement, the term “gross assets” excludes cash and cash equivalents but includes assets purchased with borrowed funds, and also includes short term investments that do not qualify as cash equivalents under US GAAP such as U.S. Government Securities with a maturity longer than three months measured at the date of purchase. The Company did not pay the Adviser any management fees during the fiscal period of September 5, 2025 (the date of the Company’s conversion from a Delaware limited liability company to a Maryland corporation) to September 30, 2025.

Administrator

Paralel Technologies LLC serves as the administrator of the Company, pursuant to a fund administration services agreement. The administrator receives a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Company’s net assets, which percentage is subject to breakpoints at increasing levels of net assets. The Company also reimburses the administrator for certain out-of-pocket expenses. The Company did not pay the administrator any fees during the fiscal period of September 5, 2025 (the date of the Company’s conversion from a Delaware limited liability company to a Maryland corporation) to September 30, 2025.

Independent Registered Public Accounting Firm

The Audit Committee and the Board selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company at a meeting held on October 6, 2025. KPMG has served as the independent registered public accounting firm of the Company since 2025 and is located at Aon Center, Suite 5500, 200 E. Randolph Street, Chicago, IL 60601-6436. The Company is not aware of any direct financial or material indirect financial interest of KPMG in the Company. A representative of KPMG is not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees billed by KPMG for the audit of the Company’s annual financial statements, and for services normally provided in connection with statutory and regulatory filings, were $250,000 for the fiscal year ended September 30, 2025.

Audit-Related Fees

The aggregate fees billed by KPMG for the audit or review of the Company’s financial statements that are not reported under “Audit Fees” were $100,000.

Tax Fees

The aggregate fees billed by KPMG for tax compliance, tax advice, and tax planning were $44,000 for the fiscal year ended September 30, 2025.

All Other Fees

No such fees were billed during the fiscal year for audit-related services provided by KPMG.

The Audit Committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to engagement. During the fiscal year ended September 30, 2025, all of KPMG’s services were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by KPMG during the fiscal year ended September 30, 2025, for services rendered to the Company and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company (together, the “Service Affiliates”), are shown in the table below:

Fiscal Period Ended	Aggregate Non-Audit Fees for Company	Aggregate Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees
September 30, 2025	$144,000	$0	$144,000

The Audit Committee has considered whether the provision of non-audit services rendered to the Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s audited financial statements for the fiscal year ended September 30, 2025. The Audit Committee discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee also received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report for the fiscal year ended September 30, 2025.

Submitted by the Audit Committee: Vivian Chow (Chair), Nicholas Earl, and Lars Leckie.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Code of Ethics

The Company and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. The code of ethics is available, free of charge, on the Company’s website at https://www.powerlawfunds.com/pwrl, and on the EDGAR database on the SEC’s website at www.sec.gov.

Election of Officers

Officers hold office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

Compensation Discussion and Analysis

The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement. The Company’s day-to-day investment and administrative operations are managed by the Adviser.

Director Compensation

No compensation is paid to directors who are “interested persons” of the Company as defined in the 1940 Act. Each Independent Director who does not also serve in an officer capacity receives an annual fee of $60,000, plus additional annual fees for serving as Chair of the Board ($20,000), Chair of the Audit Committee ($15,000), and Chair of the Nominating and Corporate Governance Committee or the Compensation Committee ($7,500 each), together with reimbursement of reasonable out-of-pocket expenses. The following table sets forth the compensation estimated to be paid by the Company for the fiscal year ending September 30, 2026.

Name of Person, Position	Aggregate Compensation From the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Company and Fund Complex(3) Paid to Directors
Interested Directors(1)
Michael Dinsdale, Director and Chief Executive Officer	None	None	None	None
Benjamin Black, Director and Chief Investment Officer	None	None	None	None
Independent Directors
Lars Leckie, Director	$67,500	None	None	$67,500
Nicholas Earl, Director	$67,500	None	None	$67,500
Vivian Chow, Director and Chair of the Board	$95,000	None	None	$95,000

______

(1) Directors who are “interested persons” of the Company receive no compensation from the Company for their service as directors.

(2) The Company does not provide, and has not accrued, any pension or retirement benefits for its directors; accordingly, no amounts are reportable in these columns.

(3) As of the date of this Proxy Statement, the “Fund Complex” consists only of the Company.

Required Vote

The affirmative vote of a plurality of the votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” or “withhold” votes and broker non-votes, if any, will count as Shares represented at the Annual Meeting for the purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEE.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matter set forth herein. Should any other matter requiring a vote of stockholders arise, it is intended that proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the form of proxy, as permitted by Rule 14a-4(c) under the Exchange Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Company’s directors and certain officers, the Adviser, and certain affiliated persons of the Adviser to file reports of ownership and changes in ownership of the Company’s securities with the SEC. Based solely on a review of copies of these reports, we believe that all of our executive officers, directors and 10% owners timely complied with all Section 16(a) filing requirements for fiscal year ended September 30, 2025, except for the following: on September 30, 2025, late Form 3 filings were made for Angela Stanley, Lars Leckie, Vivian Chow, Michael Dinsdale and Benjamin Black, and on October 2, 2025, a late Form 3 filing was made for Peter Smith, and on October 3, 2025 a late Form 3 filing was made for Nicholas Earl.

SUBMISSION OF STOCKHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

The Company expects that the 2027 Annual Meeting of Stockholders will be held in March 2027, but the exact date, time and location of such meeting have yet to be determined. Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before November 2, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107.

Shareholder proposals or director nominations to be presented at the 2027 Annual Meeting of Stockholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 P.M. Eastern Time on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Proposals for the 2027 Annual Meeting must be submitted no earlier than October 2, 2026 and no later than 5:00 P.M. Eastern Time on November 2, 2026.

HOUSEHOLDING

Mailings for multiple stockholders sharing a single address are combined by delivering to that address, in a single envelope, a copy of the documents or other communications for all stockholders who have consented or are deemed to have consented in accordance with the rules of the SEC. If you do not want to continue to receive combined mailings and would prefer separate mailings, or if you are receiving multiple copies and would prefer a single copy, please contact the Company by telephone at (707) 653-6892 or by mail to Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850, Attention: Secretary.

AVAILABLE INFORMATION

Copies of the Company’s most recent annual report and semi-annual report to stockholders, including financial statements, are available, without charge, upon request, and on the Company’s website at https://www.powerlawfunds.com/pwrl. Please contact the Company by telephone at (707) 653-6892 or by mail to Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California 94107-3850, Attention: Secretary. The Company’s filings are also available on the SEC’s website at www.sec.gov.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2026

Vote by Internet, Smartphone or Tablet - QUICK ☐☐☐ EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

POWERLAW CORP.	Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 12, 2026.

INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –

If you plan to attend the virtual annual meeting, you will need your 12-digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/pwrl/2026

MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PROXY

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.	Please mark your votes like this	☒

1. Election of Class I Director to serve until the 2029 Annual Meeting of Stockholders.

Nominee:	FOR the Nominee listed to the left	WITHHOLD AUTHORITY to vote
Lars Leckie	☐	☐

CONTROL NUMBER

Signature_______________________________ Signature, if held jointly______________________________ Date___________2026.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

Important Notice Regarding the Internet Availability of Proxy
Materials for the Annual Meeting of Stockholders to be held on Thursday,

August 13, 2026 at 9:30 A.M. Mountain Time

The 2026 Proxy Statement and the

2025 Annual Report to Stockholders available at:
https://www.cstproxy.com/pwrl/2026

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

POWERLAW CORP.

The undersigned appoints Angela Stanley, Peter Smith and Tracy Hogan, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Powerlaw Corp. held of record by the undersigned at the close of business on June 26, 2026 at the Annual Meeting of Stockholders of Powerlaw Corp. to be held on August 13, 2026, or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)